UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 3)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 6, 2021

AST SpaceMobile, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39040	84-2027232
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Midland Intl. Air & Space Port 2901 Enterprise Lane Midland, Texas	79706
(Address of principal executive offices)	(Zip Code)

(432) 276-3966

Registrant’s telephone number, including area code

New Providence Acquisition Corp.

10900 Research Blvd

Ste 160C PMB 1081

Austin, TX 78759

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	ASTS	The Nasdaq Stock Market LLC
Warrants exercisable for one share of Class A common stock at an exercise price of $11.50	ASTSW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Explanatory Note

This Current Report on Form 8-K/A (this “Amendment”) amends the Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on April 12, 2021 (the “Original Form 8-K”), as amended by Amendment No. 1 on Form 8-K/A filed with the SEC on April 23, 2021 (“Amendment No. 1”) and Amendment No. 2 on Form 8-K/A filed with the SEC on May 6, 2021 (“Amendment No. 2” and, together with the Original Form 8-K and Amendment No. 1, the “Existing Form 8-K”).

The Company is filing this Amendment to the Existing Form 8-K to include (a) the unaudited condensed consolidated financial statements of AST & Science, LLC (“AST”) and Subsidiaries, as of March 31, 2021 and for the three months ended March 31, 2021 and 2020 as Exhibit 99.4, (b) the Management’s Discussion and Analysis of Financial Conditions and Results of Operations of AST for the three months ended March 31, 2021 and 2020 as Exhibit 99.5 and (c) the unaudited pro forma condensed combined financial information of AST SpaceMobile, Inc. (formerly known as New Providence Acquisition Corp.) (the “Company”) as of and for the three months ended March 31, 2021 as Exhibit 99.2. Accordingly, the Existing Form 8-K is hereby amended solely to amend and restate Item 9.01. The Existing Form 8-K otherwise remains unchanged.

Item 9.01. Financial Statement and Exhibits.

(a) Financial statements of businesses acquired

The financial statements of the Company included in the Company’s annual report on Form 10-K/A filed on May 6, 2021 are incorporated herein by reference.

The financial statements of AST as of December 31, 2020 and 2019 and for the years ended December 31, 2020 and 2019 set forth in Exhibit 99.1 to this Current Report on Form 8-K, are incorporated herein by reference.

The unaudited condensed consolidated financial statements of AST, as of March 31, 2020 and for the three months ended March 31, 2021 and 2020, and the related notes thereto set forth in Exhibit 99.4 to this Current Report on Form 8-K are incorporated herein by reference.

(b) Pro Forma Financial Information

The information set forth in Exhibit 99.2 to this Current Report on Form 8-K, which includes the unaudited pro forma condensed combined financial information of the Company as of March 31, 2021 and for the three months ended March 31, 2021 and for the year ended December 31, 2020, is incorporated herein by reference.

(c) Exhibits.

Exhibit No.	Description
2.1*	Equity Purchase Agreement, dated as of December 15, 2020, by and among AST & Science LLC, New Providence Acquisition Corp., New Providence Management LLC, the AST Existing Equityholder Representative and the AST Existing Equityholders listed on Annex A thereto (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on December 16, 2020).
3.1	Amended and Restated Certificate of Incorporation of AST SpaceMobile, Inc. (incorporated by reference to Exhibit 3.1 to the Company’s Current Report on Form 8-K filed with the SEC on April 12, 2021).
3.2	Amended and Restated Bylaws of AST SpaceMobile, Inc. (incorporated by reference to Exhibit 3.2 to the Company’s Current Report on Form 8-K filed with the SEC on April 12, 2021).

4.1	Specimen Common Stock Certificate of the Registrant (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the SEC on April 12, 2021).
4.2	Specimen Warrant Certificate of the Registrant (incorporated by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K filed with the SEC on April 12, 2021).
4.3	Warrant Agreement, dated September 13, 2019, between Continental Stock Transfer & Trust Company and New Providence Acquisition Corp. (incorporated by reference to the Company’s Current Report on Current Report on Form 8-K filed with the SEC on September 16, 2019).
10.1*	Stockholders’ Agreement (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on April 12, 2021).
10.2*	Sponsor Voting Agreement (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the SEC on April 12, 2021).
10.3*	Registration Rights Agreement (incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K filed with the SEC on April 12, 2021).
10.4*	Tax Receivable Agreement (incorporated by reference to Exhibit 10.4 to the Company’s Current Report on Form 8-K filed with the SEC on April 12, 2021).
10.5*	Fifth Amended and Restated Limited Liability Limited Company Agreement of AST & Science, LLC (incorporated by reference to Exhibit 10.5 to the Company’s Current Report on Form 8-K filed with the SEC on April 12, 2021).
10.6†	AST SpaceMobile, Inc. 2020 Incentive Award Plan (incorporated by reference to Exhibit 10.6 to the Company’s Current Report on Form 8-K filed with the SEC on April 12, 2021).
10.7†	AST SpaceMobile, Inc. 2020 Incentive Award Plan – Form of Stock Option Agreement (incorporated by reference to Exhibit 10.7 to the Company’s Current Report on Form 8-K filed with the SEC on April 12, 2021).
10.8†	AST SpaceMobile, Inc. 2020 Incentive Award Plan – Form of Restricted Stock Unit Agreement (incorporated by reference to Exhibit 10.8 to the Company’s Current Report on Form 8-K filed with the SEC on April 12, 2021).
10.9†	AST SpaceMobile, Inc. 2020 Employee Stock Purchase Plan (incorporated by reference to Exhibit 10.9 to the Company’s Current Report on Form 8-K filed with the SEC on April 12, 2021).
10.10†	Form of Director and Officer Indemnification Agreement (incorporated by reference to Exhibit 10.10 to the Company’s Current Report on Form 8-K filed with the SEC on April 12, 2021).
10.11†	Non-Employee Director Compensation Policy (incorporated by reference to Exhibit 10.11 to the Company’s Current Report on Form 8-K filed with the SEC on April 12, 2021).
10.12†	Offer Letter between AST SpaceMobile, Inc. and Abel Avellan (incorporated by reference to Exhibit 10.12 to the Company’s Current Report on Form 8-K filed with the SEC on April 12, 2021).
10.13†	Offer Letter between AST SpaceMobile, Inc. and Thomas Severson (incorporated by reference to Exhibit 10.13 to the Company’s Current Report on Form 8-K filed with the SEC on April 12, 2021).
10.14†	Offer Letter between AST SpaceMobile, Inc. and Rulfo Hernandez (incorporated by reference to Exhibit 10.14 to the Company’s Current Report on Form 8-K filed with the SEC on April 12, 2021).
10.15*	Amended and Restated Series B Preferred Shares Purchase Agreement, dated as of February 4, 2020, by and among AST & Science, LLC, Vodafone Ventures Limited, ATC TRS II LLC and Rakuten Mobile Singapore PTE. LTD. (incorporated by reference to Exhibit 10.15 to the Company’s Current Report on Form 8-K filed with the SEC on April 12, 2021).
10.16*	Letter Agreement, dated as of December 15, 2020, by and between AST & Science, LLC and Vodafone Ventures Limited (incorporated by reference to Exhibit 10.16 to the Company’s Current Report on Form 8-K filed with the SEC on April 12, 2021).
10.17*	Letter Agreement, dated as of December 15, 2020, by and between AST & Science, LLC and ATC TRS II LLC, as predecessor in interest to ATC TRS IV LLC (incorporated by reference to Exhibit 10.17 to the Company’s Current Report on Form 8-K filed with the SEC on April 12, 2021).
10.18*	Amended and Restated Commercial Agreement, dated as of December 15, 2020, by and between AST & Science, LLC and Rakuten Mobile Singapore Pte. Ltd. (incorporated by reference to Exhibit 10.18 to the Company’s Current Report on Form 8-K filed with the SEC on April 12, 2021).
10.19*	License Agreement, dated June 21, 2019, by and between SRS Space Limited and AST & Science, LLC (incorporated by reference to Exhibit 10.19 to the Company’s Current Report on Form 8-K filed with the SEC on April 12, 2021).

10.20*	Launch Services Contract, dated July 17, 2020, by and between AST & Science, LLC and Joint Stock Company “GK Launch Services” (incorporated by reference to Exhibit 10.20 to the Company’s Current Report on Form 8-K filed with the SEC on April 12, 2021).
10.21*	Design and Manufacturing Agreement, dated September 23, 2020, by and between Dialog Semiconductor Operations Services Limited and AST & Science LLC (incorporated by reference to Exhibit 10.21 to the Company’s Current Report on Form 8-K filed with the SEC on April 12, 2021).
10.22*	Sublease Agreement, dated November 13, 2018, by and between the Midland Development Corporation and AST & Science, LLC (incorporated by reference to Exhibit 10.22 to the Company’s Current Report on Form 8-K filed with the SEC on April 12, 2021).
10.25*	Form of Subscription Agreement, by and between New Providence Acquisition Corp. and the undersigned subscriber party thereto (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on December 16, 2020).
10.26	Registration and Stockholder Rights Agreement, dated as of September 13, 2019, by and among New Providence Acquisition Corp., New Providence Management LLC and the holders party thereto (incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K filed with the SEC on September 16, 2019).
21.1	List of subsidiaries of AST SpaceMobile, Inc. (incorporated by reference to Exhibit 21.1 to the Company’s Current Report on Form 8-K filed with the SEC on April 12, 2021)
99.1	Audited consolidated financial statements of AST as of December 31, 2020 and 2019 and for the years ended December 31, 2020, and 2019
99.2	Unaudited pro forma condensed combined financial information of the Company
99.3	Management’s Discussion and Analysis of Financial Condition and Results of Operations for AST for the years ended December 31, 2020 and 2019.
99.4	Unaudited condensed consolidated financial statements of AST and Subsidiaries as of and for the three months ended March 31, 2021 and 2020.
99.5	Management’s Discussion and Analysis of Financial Condition and Results of Operations for AST as of and for the three months ended March 31, 2021 and 2020.
*	Certain schedules and exhibits to this Exhibit have been omitted pursuant to Item 601(a)(5) or Item 601(b)(10)(iv), as applicable, of Regulation S-K. The Registrant agrees to furnish supplemental copies of all omitted exhibits and schedules to the Securities and Exchange Commission upon its request.
†	Indicates a management contract or compensatory plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 18, 2021

AST SPACEMOBILE, INC.

By:	/s/ Thomas Severson
Name:	Thomas Severson
Title:	Chief Financial and Operating Officer